AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

THIS AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (the “Agreement”) is made this 29th day of December and supersedes and replaces the Original Asset Purchase Agreement dated the 21st day of June 2009, by and among Genio Group, Inc., a Delaware corporation (“Genio Group Inc”); Millennium Prime, Inc., incorporated under the laws of Nevada  (“Millennium Prime, Inc.”); and the persons listed in Exhibit A-1 hereof who are the owners of record of all the issued and outstanding stock of Millennium Prime, Inc. who execute and deliver the Agreement (“Millennium Prime, Inc. Stockholders”), based on the following:

Recitals

On June 21, 2009 Genio Group Inc entered into an Asset Purchase Agreement to acquire substantially all of the assets of Millennium Prime, Inc. in exchange for common stock of Genio Group, Inc.

Pursuant to the Original Asset Purchase Agreement the Genio Group Inc. failed to satisfy certain conditions set forth therein and as a result in order to consummate the transaction the Genio Group Inc. has agreed to increase the consideration payable to Millennium Prime, Inc.  and its stockholders.

Agreement

Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived there from, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I
ASSET SALE

1.01       Asset Sale.    On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), Millennium Prime, Inc. shall assign, transfer, and deliver to Genio Group Inc., free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, those assets set forth on Schedule 1.01 attached hereto (the “Millennium Prime, Inc. Assets”), and Genio Group , Inc. agrees to acquire such assets on such date by issuing and delivering in exchange therefore: (i) an aggregate of One Million (1,000,000) restricted shares of Genio Group, Inc. Series A Preferred Stock, 1.00 par value per share (the “Genio Series A Stock”) which may be assigned to the Millennium Prime, Inc. Stockholders; and (ii) an aggregate of Twenty-Seven Million (27,000,000) restricted shares of Genio Group, Inc. common stock, 0.0001 par value per share (the “Genio Common Stock” and collectively with the Genio Series A Stock, the "Genio Stock") which may be assigned to the Millennium Prime, Inc. Stockholders.  Except with respect to the Reverse Stock Split, all shares of Genio Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the equity of Genio Group, Inc. which may occur between the date of the execution of this Agreement and the Closing Date.  In addition, Genio Group Inc. hereby agrees to reimburse John Marchese for his expenses incurred with respect to the transactions contemplated by this Agreement in the amount of $101,800.00 out of first proceeds of any subsequent financing of the company.

1.02       Further Assurances.  At the Closing and from time to time thereafter, the Millennium Prime, Inc. shall execute such additional instruments and take such other action as Genio Group, Inc. may reasonably request, without undue cost to the Millennium Prime, Inc. in order to more effectively sell, transfer, and assign clear title and ownership in the Millennium Prime, Inc. Assets to Genio Group, Inc.

1.03       Closing and Parties.   The Closing contemplated hereby shall be held at such time and place as my be mutually agreed upon time and place on or before December 31, 2009, or on another date to be agreed to in writing by the parties (the “Closing Date”).  The Transaction contemplated by this Agreement may be closed at any time following approval by a majority of the shareholders of Millennium Prime, Inc. stockholders, as set forth in Section 4.01.

1.04       Closing Events

(a)	Genio Group, Inc. Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, Genio Group , Inc. shall deliver to Millennium Prime, Inc. at Closing all the following:

(i)
Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Genio Group , Inc. executing this Agreement and any other document delivered pursuant hereto on behalf of Genio Group , Inc;

(ii)
Copies of the resolution of Genio Group , Inc.’s board of directors and shareholder minutes or consents (including a copy of the information statement contained on Form 14C with respect to the transactions contemplated by this Agreement as filed with the SEC and mailed to the shareholders of Genio Group , Inc.) authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Genio Group , Inc. as of the Closing Date;

(iii)
The certificate of incorporation of Genio Group, Inc shall be amended to provide for the reversal of shares on a two thousand (2000) for one (1) basis (the "Reverse Stock Split") and the effective certificate of designation of Genio Group, Inc. with respect to the rights and preferences of the Series A Preferred Stock as set forth in Exhibit A attached hereto.

(iv)	The certificate contemplated by Section 4.02, duly executed by the chief executive officer of Genio Group , Inc.;

(v)	The certificate contemplated by Section 4.03, dated the Closing Date, signed by the chief executive officer of Genio Group, Inc.; and

(vi)
Certificates representing 1,000,000 shares of Genio Series A Preferred Stock in the names of the Millennium Prime, Inc., and certificates representing 27,000,000 post reverse-split shares of Genio Common Stock.

(vii)
Genio shall satisfy all debt due to Crestview Capital, the Horowitz Group of entities, IIG and Ocean Drive Capital (with the exception of accrued consulting fee notes due and payable to Steven A. Horowitz), via the issuance of One Million post reverse-split shares, which shall be allocated in accordance with such amounts as are set forth on the list set forth in Schedule F annexed hereto and forming a part hereof.

In addition to the above deliveries, Genio Group, Inc. shall take all steps and actions as Millennium Prime, Inc. may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

(b)	Millennium Prime, Inc. Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, Millennium Prime, Inc. shall deliver to Genio Group , Inc. at Closing all the following:

(i)
Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Millennium Prime, Inc. executing this Agreement and any other document delivered pursuant hereto on behalf of Millennium Prime, Inc.  :

(ii)
Copies of resolutions of the board of directors and of the stockholders of Millennium Prime, Inc. authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Millennium Prime, Inc. as of the Closing Date;

(iii)	The certificate contemplated by Section 5.01 hereof, executed by the chief operating officer of Millennium Prime, Inc.;

(iv)	The certificate contemplated by Section 5.02, dated the Closing Date, and signed by the chief operating officer of Millennium Prime, Inc.; and

(v)	The Millennium Prime Assets.

In addition to the above deliveries, Millennium Prime, Inc. shall take all steps and actions as Genio Group, Inc. may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

ARTICLE II
REPRESENTATION, COVENANTS, AND WARRANTIES OF GENIO GROUP, INC.

Genio Group, Inc., as an inducement to, and, in order to obtain the reliance of Millennium Prime, Inc. and/or Millennium Prime, Inc., represents and warrants as follows:

2.01           Organization. Genio Group, Inc. is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operation, properties, assets or condition.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Genio Group, Inc. articles of incorporation or by-laws, or other agreement to which it is a party or by which it is bound.

2.02           Approval of Agreement.  Genio Group, Inc. has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transaction herein contemplated.  The board of directors of Genio Group, Inc. has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Genio Group, Inc. Stockholders and compliance with state and federal corporate and securities laws.

2.03           Capitalization.  The authorized capitalization of Genio Group, Inc. consists of Two Hundred Fifty Million (200,000,000) shares of common stock, .0001 value shares, of which Ninety-Nine Million Nine Hundred and Eighty One Thousand Seven Hundred and Eighty Seven (99,981,787) shares of common stock are now issued and outstanding. All issued and outstanding shares of Genio Group, Inc., are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.  There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Genio Group, Inc. immediately following the closing hereof (including the Reverse Stock Split) the authorized capitalization shall consist of: (i) Two Hundred Fifty Million (250,000,000) shares of common stock at 0.0001 par value and the total shares outstanding shall be Nine Million Nine Hundred Ninety-Nine Thousand Nine Hundred and Ninety-One (9,999,991); and (ii) Ten Million (10,000,000) shares of preferred stock at 1.00 par value authorized and total preferred shares outstanding shall be One Million (1,000,000) designated as Series A Preferred Stock.

2.04           Information.  The information concerning Genio Group, Inc. set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  Genio Group, Inc. shall cause the schedules delivered by it pursuant hereto and the instruments delivered to Millennium Prime, Inc. hereunder to be updated after the date hereof up to and including the Closing Date.

2.05       Litigation and Proceeding.  There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of Genio Group , Inc., threatened by or against Genio Group , Inc. or adversely affecting Genio Group , Inc. or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Genio Group, Inc. does not have any knowledge of any default on its part with respect to any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

2.06       Compliance with Laws and Regulations.  Genio Group, Inc. has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance (i) could not materially and adversely affect the business, operations, properties, assets, or conditions of Genio Group, Inc. or (ii) could not result in the occurrence of any material liability for Genio Group, Inc. To the best knowledge of Genio Group, Inc., the consummation of this transaction will comply with all applicable statures and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

2.07       Material Contract Defaults.  Genio Group, Inc. is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Genio Group, Inc., and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Genio Group, Inc. has not taken adequate steps to prevent such a default from occurring.

2.08       No Conflict With Other Instrument.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Genio Group, Inc. is a party or to which any of its properties or operations are subject.

2.09       Subsidiary.  Genio Group, Inc. does not own, beneficially or of record, any equity securities in any other entity.

2.10       Genio Group, Inc. Schedules.  Genio Group, Inc. has delivered to Millennium Prime, Inc. the following schedules, which are collectively referred to as the “Genio Group, Inc. Schedules” and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of Genio Group , Inc. as complete, true and accurate:

(a)	A schedule including copies of the articles of incorporation and bylaws of Genio Group, Inc. in effect as of the date of this Agreement;

(b)	A schedule containing copies of resolutions adopted by the board of Directors of Genio Group, Inc. approving this Agreement and the transactions herein contemplated;

(c)
A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Genio Group, Inc. since the most recent Genio Group, Inc. balance sheet, required to be provided pursuant to Section 2.04 hereof,

(d)	A schedule setting forth the financial statements required pursuant to Section 2.04(a) hereof; and

(e)	A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Genio Group, Inc. Schedules by Sections 2.01 through 2.10.

Genio Group, Inc. shall cause the Genio Group, Inc. Schedules and the instruments delivered to Millennium Prime, Inc. hereunder to be updated after the date hereof up to and including a specified date not more than three (3) business days prior to the Closing Date.  Such updated Genio Group , Inc. Schedules, certified in the same manner as the original Genio Group , Inc. Schedules, shall be delivered prior to and as a condition precedent to the obligation of the Millennium Prime, Inc., to close.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF MILLENNIUM PRIME, INC.

As an inducement to, and to obtain the reliance of, Genio Group, Inc, Millennium Prime, Inc., hereby represent and warrant as follows:

3.01       Organization.  Millennium Prime, Inc. is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada  and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by its requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or conditions of Millennium Prime, Inc.  The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Millennium Prime, Inc.'s by-laws or articles of incorporation, or other material agreement to which it is a party or by which it is bound.

3.02       Approval of Agreement.  Millennium Prime, Inc. has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, by-laws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated.  The board of directors of Millennium Prime, Inc., have authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Millennium Prime, Inc. Stockholders.

3.03       Intentionally Omitted

3.04       Information.  The information concerning Millennium Prime, Inc. set forth in this Agreement and in the schedules delivered by Millennium Prime, Inc. pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  Millennium Prime, Inc. shall cause the schedules delivered by Millennium Prime, Inc. pursuant hereto to Genio Group, Inc. hereunder to be updated after the date hereof up to and including the Closing Date.

3.05    Title and Related Matters. Except as provided herein or disclosed in the most recent Millennium Prime, Inc., balance sheet and the notes therein, Millennium Prime, Inc.    has good and marketable title to all of its properties, inventory, interests in properties, technology, whether patented or un-patented, and assets, which are reflected in the most recent Millennium Prime, Inc. balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.  To the best knowledge of Millennium Prime, Inc., its technology does not infringe on the copyright, patent, trade secrets, know-how, or other proprietary right of any other person or entity and comprises all such rights necessary to permit the operation of the business of Millennium Prime, Inc. as now being conducted or as contemplated.

3.06        Litigation and Proceedings.  Except as otherwise disclosed in Schedule 3.06, there are no material actions, suits, or proceedings pending or, to the knowledge of Millennium Prime, Inc., threatened by or against Millennium Prime, Inc., or adversely affecting Millennium Prime, Inc., at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Millennium Prime, Inc. does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

3.07        Material Contract Defaults.  Millennium Prime, Inc.   is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Millennium Prime, Inc., and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Millennium Prime, Inc.    has not taken adequate steps to prevent such a default from occurring.

3.08        No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Millennium Prime, Inc. is a party or to which any of its properties or operations are subject.

3.09        Governmental Authorization.  Millennium Prime, Inc. licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement.  Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Millennium Prime, Inc.’s Agreement and the consummation by Millennium Prime, Inc. of the transactions contemplated hereby.

3.10       Compliance with Laws and Regulations.  Millennium Prime, Inc.  has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of Millennium Prime, Inc., or except to the extent that noncompliance would not result in the occurrence of any material liability for Millennium Prime, Inc. To the best of knowledge of Millennium Prime, Inc., the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

3.11       Subsidiary.  Millennium Prime, Inc. does not own, beneficially or of record, any equity Securities in any other entity.

3.12       Millennium Prime, Inc. Schedules. Millennium Prime, Inc. has delivered to Millennium Prime, Inc. the following schedules, which are collectively referred to as the “Millennium Prime, Inc. Schedules” and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Millennium Prime, Inc. as complete, true, and accurate:

(a)	A schedule including copies of the By-laws and Articles of Incorporation of Millennium Prime, Inc., and all amendments thereto as in effect as of the date of this Agreement;

(b)
A schedule containing copies of resolutions adopted by the board of directors of Millennium Prime, Inc. approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;

(c)	A schedule setting forth the list of Millennium Prime Assets required pursuant to Section 1.01 hereof; and

Millennium Prime, Inc. shall cause the Millennium Prime, Inc. Schedules and the instruments delivered to Genio Group , Inc. hereunder to be updated after the date hereof up to end including a specified date not more than three business days prior to the Closing Date.  Such updated Genio Group , Inc. Schedules, attested to in the same manner as the original Millennium Prime, Inc. Schedules, shall be delivered prior to and as a condition precedent to the obligation of Genio Group , Inc. to close.

ARTICLE IV
CONDITIONS PRECEDENT TO OBLIGATIONS OF MILLENNIUM PRIME, INC.

The obligations of Millennium Prime, Inc. to be performed under this Agreement are subject to satisfaction by Genio Group, Inc., at or before the Closing Date, of the following conditions;

4.01       Shareholder Approval.  Millennium Prime, Inc. shall call and hold a meeting of its shareholders, or obtain the written consent of a majority of its shareholders, to approve the transactions contemplated by this agreement including the acquisition of Millennium Prime, Inc. through the share exchange in accordance with the agreement.

4.02       Accuracy of Representations.  The representations and warranties made by Genio Group, Inc. in this Agreement were true when made and shall be true at the closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Genio Group, Inc. shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Genio Group , Inc. prior to or at the Closing.  Millennium Prime, Inc. shall be furnished with certificates, signed by duly authorized officers of Genio Group, Inc. and dated the Closing Date, to the foregoing effect.

4.03       Officer’s Certificates.  Millennium Prime, Inc.  shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of Genio Group, Inc. to the best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Genio Group, Inc. threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, the certificate of such officer shall represent that:

(a)
This Agreement has been duly approved by Genio Group , Inc. board of directors and has been duly executed and delivered in the name and on behalf of Genio Group , Inc. by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Genio Group , Inc. pursuant to a unanimous consent;

(b)	There has been no material adverse change in Genio Group, Inc. up to and including the date of the certificate;

(c)	All conditions required by this Agreement has been met, satisfied, or performed by Genio Group, Inc.;

(d)
All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Genio Group, Inc. have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such time as may be required; and

(e)
There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Genio Group , Inc., wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of Genio Group , Inc., the operation of Genio Group , Inc., or the acquisition and reorganization contemplated herein, or any agreement or instrument by which Genio Group , Inc. is bound or in any way contests the existence of Genio Group , Inc.

4.04       No Material Adverse Change.  Prior to the Closing Date, there shall not has occurred any material adverse change in the financial condition, business, or operations of Genio Group, Inc., nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Genio Group, Inc.

4.05       Good Standing.  Millennium Prime, Inc. shall have received a certificate of good standing from the secretary of state of Delaware, dated as of the date within five days prior to the Closing Date, certifying that Millennium Prime, Inc. is in good standing as a corporation in the State of Delaware.

4.06       Other Items.  Millennium Prime, Inc. shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Millennium Prime, Inc. may reasonably request.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF GENIO GROUP INC

The obligations of Genio Group, Inc. under this Agreement are subject to the satisfaction, by Millennium Prime, Inc., at or before the Closing Date, of the following conditions;

5.01       Shareholder Approval.  Genio Group, Inc. shall: (i) file an information statement contained on Form 14C with respect to the transactions contemplated by this Agreement with the Securities Exchange Commission and mail the statement to its shareholders in accordance with applicable federal and state laws, and (ii) obtain the written consent of a majority of its shareholders, to approve the transactions contemplated by this agreement.

5.02       Accuracy of Representations.  The representations and warranties made by Millennium Prime, Inc. in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Millennium Prime, Inc. shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Millennium Prime, Inc. prior to or at the Closing.  Genio Group, Inc. shall be furnished with a certificate, signed by a duly authorized officer of Millennium Prime, Inc. and dated the Closing Date, to the foregoing effect.

5.03       Officer’s Certificates.  Genio Group, Inc. shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief operating officer of Millennium Prime, Inc.  to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Millennium Prime, Inc., threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.  Furthermore, these certificates shall represent, to the best knowledge of the officer, that:

(a)
This Agreement has been duly approved by Millennium Prime, Inc.’s board of directors and shareholders and has been duly executed and delivered in the name and on behalf of Millennium Prime, Inc. by its duly authorized officers pursuant to, and in compliance with, authority granted to it by the board of directors of Millennium Prime, Inc., pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders:

(b)	Except as provided or permitted herein, there have been no material adverse changes in Millennium Prime, Inc. up to and including the date of the certificate;

(c)
All authorizations, consents, approvals, registrations, and/or filing with any governmental body agency, or court required in connection with the execution and delivery of the documents by Millennium Prime, Inc. have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required: and

(d)
Except as otherwise disclosed in Schedule 3.06, there is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Millennium Prime, Inc., wherein an unfavorable decision, ruling, or finding would have an adverse effect on the financial condition of Millennium Prime, Inc. the operation of Millennium Prime, Inc., or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Millennium Prime, Inc. is bound.

5.04       No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred, any material adverse change in the financial condition, business or operations of Millennium Prime, Inc., nor shall any event have occurred, which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Millennium Prime, Inc.

5.05       Good Standing.  Genio Group, Inc. shall have received a certificate of good standing from the appropriate authority, dated as of a date within five days prior to the Closing Date, certifying that Millennium Prime, Inc. is in good standing as a corporation in the state of Nevada.

5.06       Other Items.  Genio Group, Inc. shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Genio Group, Inc. may reasonably request.

ARTICLE VI
SPECIAL COVENANTS

6.01       Activities of Genio Group , Inc. and Millennium Prime, Inc.

(a)
From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by Genio Group, Inc. and Millennium Prime, Inc. pursuant hereto or as permitted or contemplated by this Agreement, Genio Group, Inc. and Millennium Prime, Inc. will each:

(i)	carry on its business in substantially the same manner as it has heretofore;

(ii)	Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iii)	Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(iv)	Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

(v)
Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to be paid, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

(vi)
Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)	From and after the date of this Agreement and except as provided herein until the Closing Date, Millennium Prime, Inc. will not:

(i)	make any change in its Articles of Incorporation or bylaws;

(ii)
Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and Enter into any agreement for the sale of Millennium Prime, Inc. securities without the prior approval of Genio Group, Inc.

6.02       Access to Properties and Records.  Until the Closing Date, Millennium Prime, Inc.  will afford to the other party’s officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Millennium Prime, Inc. and will furnish the other party with such additional financial and other information as to the business and properties of Millennium Prime, Inc. as shall from time to time reasonably request.

6.03       Indemnification by Millennium Prime, Inc. and the Millennium Prime, Inc.  Stockholders.  Millennium Prime, Inc., and each of the Millennium Prime, Inc.  Stockholders will jointly and severally indemnify and hold harmless Genio Group, Inc. and its directors and officers, and each person, if any, who controls Genio Group, Inc. within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Millennium Prime, Inc. expressly for use therein.  The indemnity agreement contained in this Section 6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Genio Group, Inc. and shall survive the consummation of the transactions contemplated by this Agreement for a period of six (6) months.

6.04       Indemnification by Genio Group, Inc.  Genio Group , Inc. will indemnify and hold harmless Millennium Prime, Inc., the Millennium Prime, Inc. Stockholders, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act of 1933 and the Securities Exchange Act of 1934) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Genio Group , Inc. expressly for use therein.  The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Millennium Prime, Inc. and shall survive the consummation of the transactions contemplated by this Agreement for a period of six months.

6.05       The Acquisition of Genio Group , Inc. Common Stock.  Genio Group, Inc. and Millennium Prime, Inc. understand and agree that the consummation of this Agreement including the issuance of the Genio Stock to Millennium Prime, Inc. in exchange for the Millennium Prime, Inc. Assets as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Genio Group , Inc., and Millennium Prime, Inc., agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes that depend, among other items, on the circumstances under which such securities are acquired.

(a)
In order to provide documentation for reliance upon exemption from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)
Millennium Prime, Inc. acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring Genio Group , Inc. Common Stock, and that this transaction involves certain risks.

(ii)	Millennium Prime, Inc. has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)	Millennium Prime, Inc. has such knowledge and experience in business and financial matters is capable of evaluating each business.

(iv)
Millennium Prime, Inc has been provided with copies of all materials and information requested by them or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)
All information which Millennium Prime, Inc. has provided to Genio Group, Inc. or their representatives concerning their suitability and intent to hold shares in Genio Group, Inc. following the transactions contemplated hereby is complete, accurate, and correct.

(vi)
Millennium Prime, Inc. understands that the share exchange of the Genio Stock has not been registered and that the exchange will be made pursuant to an exemption from registration under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Genio Stock may, under certain circumstances, be inconsistent with this exemption.

(vii)
Millennium Prime, Inc. acknowledges that the shares of Genio Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an Exemption from registration is available. Genio Group, Inc. is not under any obligation to register the Genio Stock under the Securities Act. Genio Group, Inc.’s registrar and transfer agent will maintain a stop transfer order against the registration and transfer of the Genio Stock held by Millennium Prime, Inc. and the certificates representing the Genio Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “REGISTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

(ix)
Subject to compliance with federal and state securities laws, Genio Group, Inc. may refuse to register further transfers or resale of the Genio Stock in the absence of compliance with Rule 144 unless the Millennium Prime, Inc. or it’s assignees furnish Genio Group, Inc. with an opinion of counsel acceptable to Genio Group Inc. stating that the transfer is proper.  Further, unless such opinion states that the shares of Genio Stock are free of any restrictions under the Securities Act, Genio Group, Inc. may refuse to transfer the securities to any transferee who does not furnish in writing to Genio Group, Inc. the same representations and agree to the same conditions with respect to such Genio Stock as set forth herein. Genio Group, Inc. may also refuse to transfer the Genio Stock if it does not believe that the transferee’s representations are not accurate.

(b)
Millennium Prime, Inc. acknowledges that the basis for relying on exemptions from registration or qualification are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

6.06       Genio Group, Inc. Liabilities.  Immediately prior to the Closing Date, Genio Group, Inc. shall have no material assets or liabilities (except as expressly provided in the company's filings), other then than fees due to the share exchange and accrued consulting fee notes owed to Steven A. Horowitz.

6.07       Sales of Securities Under Rule 144, If Applicable.  Genio Group, Inc. will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act.

6.08       New Board of Directors and Officers.  Upon the closing of the transactions contemplated by this Agreement, the current board of directors and officers of Genio Group, Inc. shall resign and in their place nominees of Millennium Prime, Inc. shall be appointed, subject to the approval of the suitability and qualifications of such nominees.

6.09       Genio Group, Inc. Capitalization. For a period of Twenty Four months from the Closing Date, except with respect to the Reverse Stock Split, Genio Group, Inc. will not engage in any reverse split of its issued and outstanding Common Stock without the prior written approval of the holders of a majority in interest of the issued and outstanding Genio Stock on the date of this Agreement.

ARTICLE VII
MISCELLANEOUS

7.01       Brokers.  Except as otherwise provided herein, Genio Group, Inc., and Millennium Prime, Inc., agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Further, Genio Group, Inc., and Millennium Prime, Inc. each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder’s fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

7.02       No Representation Regarding Tax Treatment.  No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation.  Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on representation, warranty, or assurance from any other party or such other party’s legal, accounting, or other adviser.

7.03       Governing Law.  This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Delaware.

7.04       Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Genio Group, Inc.:
400 Garden City Plaza
Garden City, NY 11530

If to Millennium Prime, Inc.:
6538 Collins Avenue
Suite 262
Miami Beach, Fl 33141

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

7.05       Attorney’s Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties from all costs, including reasonable attorneys fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7.06       Schedules / Knowledge.  Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by Genio Group, Inc. or Millennium Prime, Inc. such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the “knowledge” of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

7.07       Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  The Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

7.08       Survival Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

7.09       Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

7.10       Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

Genio Group, Inc.	Witness:
A Delaware Corporation

By:		By:
Steven A. Horowitz, President

Millennium Prime, Inc.		Witness:
A Nevada Corporation

By:		By:
John F. Marchese, President

Millennium Prime, Inc. Stockholders

By:
John F. Marchese

By:
John Antonucci